Leases	12 Months Ended
Dec. 31, 2021
Leases [Abstract]
Leases	8. LEASES

We lease our office and other facilities and certain office equipment under long-term, non-cancelable operating leases. No new finance or operating leases commenced during the years ended December 31, 2021 or 2020 except with respect to a sublease agreement for our Lake Mary facility in 2021 as discussed more fully below.

During the year ended December 31, 2020, we recognized an impairment loss of approximately $0.2 million on the ROU asset related to our Lake Mary office lease.  We ceased use of this facility in 2018 as part of a restructuring of our operations.  The original value of our ROU asset included estimated future sublease income.  Due to a number of factors, including the high vacancy rate of the building in which the space is located and the pandemic, we determined securing a sublease for the space would be unlikely.  The impairment loss recognized in 2020 represented the remaining carrying value of the asset and is included in selling, general, and administrative expenses in our consolidated statements of comprehensive loss. During the year ended December 31, 2021, we entered into a sublease agreement for this facility for the remaining term of our original lease, through November 2022. The sublease is accounted for as an operating lease.

Lease expense for operating leases is generally recognized on a straight-line basis over the lease term and is included in operating expenses on the consolidated statement of comprehensive loss. We recognized operating lease costs of $0.04 million and $0.1 million for the years ended December 31, 2021 and 2020, respectively.  Rental income recognized of $0.05 million for the year ended December 31, 2021, is included in “Interest and other income” in the accompanying consolidated statements of comprehensive loss.

Supplemental Cash Flow Information

The following table summarizes the supplemental cash flow information related to leases (in thousands):

	Year Ended	Year Ended
	December 31,	December 31,
	2021	2020
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$181	$315

Cash received for amounts included in the measurement of sublease assets:
Operating cash flows from operating subleases	44	-

Other Information

The table below summarizes other supplemental information related to leases:

	December 31,	December 31,
	2021	2020
Weighted-average remaining lease term (in years):
Operating leases	0.9	1.7
Operating subleases	0.9	-
Weighted average discount rate
Operating leases (1)	12.2%	12.1%

(1)Upon adoption of the new lease standard, discount rates used for existing leases were established at January 1, 2019.

Undiscounted Cash Flows

The future maturities of lease liabilities and sublease receivables consist of the following as of December 31, 2021 (in thousands):

	Operating Leases	Operating Subleases
2022	$166	$(120)
2023	4	-
Thereafter	-	-
Total undiscounted lease payments (receipts)	170	(120)
Less: imputed interest	(11)	-
Present value of lease liabilities (receivables)	159	(120)
Less: current portion	(155)	120
Long-term lease obligations	$4	$-